SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                           MONTEREY BAY BANCORP, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                           MONTEREY BAY BANCORP, INC.
                                36 BRENNAN STREET
                          WATSONVILLE, CALIFORNIA 95076
                                  408-722-3885

                                                                  April 13, 1998

Fellow Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Monterey Bay Bancorp, Inc. (the "Company"), the holding company for Monterey Bay Bank (the "Bank"), which will be held on May 21, 1998, at 11:00 a.m., Pacific Time, at the Watsonville Women's Club, 12 Brennan Street, Watsonville, California 95076.

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of Monterey Bay Bancorp, Inc., as well as a representative of Deloitte & Touche LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that stockholders may have regarding the business to be transacted.

         The Board of Directors of Monterey Bay Bancorp, Inc. has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each matter to be considered.

         YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED.

         On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

                                       Sincerely yours,

                                       /s/ Eugene R. Friend
                                       __________________________
                                       Eugene R. Friend
                                       Chairman of the Board and
                                       Chief Executive Officer

                           MONTEREY BAY BANCORP, INC.
                                36 BRENNAN STREET
                          WATSONVILLE, CALIFORNIA 95076
                                  408-722-3885

                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 21, 1998

                      -------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Monterey Bay Bancorp, Inc. (the "Company") will be held on May 21, 1998 at 11:00 a.m., Pacific Time, at the Watsonville Women's Club, 12 Brennan Street, Watsonville, California 95076.

         The purpose of the Annual Meeting is to consider and vote upon the following matters:

         1. The election of four directors to three-year terms of office, each;

         2. The ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 1998; and

         3. Such other matters as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

         The Board of Directors has established March 25, 1998, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at Monterey Bay Bancorp, Inc., 36 Brennan Street, Watsonville, California 95076, for a period of ten days prior to the Annual Meeting and will also be available at the meeting itself.

                                       By Order of the Board of Directors

                                       /s/ Carlene F. Anderson
                                       __________________________________
                                       Carlene F. Anderson
                                       Corporate Secretary

Watsonville, California
April 13, 1998

                           MONTEREY BAY BANCORP, INC.

                           --------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 13, 1998

                           --------------------------

SOLICITATION AND VOTING OF PROXIES

         This Proxy Statement is being furnished to stockholders of Monterey Bay Bancorp, Inc. (the"Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the annual meeting of stockholders (the "Annual Meeting"), to be held on May 21, 1998, at 11:00 a.m., Pacific Time, at The Watsonville Women's Club, 12 Brennan Street, Watsonville, California 95076 and at any adjournments thereof. The 1997 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended December 31, 1997, and a proxy card, accompanies this Proxy Statement, which is first being mailed to record holders on or about April 13, 1998.

         Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the outstanding shares of common stock be represented by proxy or in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT AND FOR THE RATIFICATION OF EACH OF THE SPECIFIC PROPOSALS PRESENTED IN THIS PROXY STATEMENT.

         Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

         A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

         The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. In addition to the solicitation of proxies by mail, Chase Mellon Shareholder Services will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $3,750. Proxies may also be solicited personally or by mail or telephone by directors, officers and other employees of the Company and its subsidiary, the Bank, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

         The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

         The close of business on March 25, 1998, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 3,166,214 shares.

         In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

         The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after giving effect to the Limit described above, if applicable) is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to the ratification of Deloitte & Touche LLP as independent auditors of the Company and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on the item. Under the Company's Bylaws, unless otherwise required by the Certificate of Incorporation or by law, the ratification of auditors and other matters shall be determined by a majority of the votes cast, without regard to either broker non-votes, or proxies marked "ABSTAIN" as to that matter.

         Proxies solicited hereby will be returned to the Company's transfer agent, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or a director of, the Company or any of its affiliates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information as to those persons believed by the Company to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on March 31, 1998 or as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of March 31, 1998.

                                                              AMOUNT AND
                                                              NATURE OF
                                 NAME AND ADDRESS             BENEFICIAL    PERCENT OF
     TITLE OF CLASS             OF BENEFICIAL OWNER           OWNERSHIP       CLASS
-------------------------  ---------------------------------  ----------    ----------
Common Stock               Monterey Bay Bank Employee         284,070(1)       8.97%
                           Stock Ownership Plan ("ESOP")
                           36 Brennan Street
                           Watsonville, California 95076

Common Stock               Josiah T. Austin                   298,164(2)       9.42%
                           Valer C. Austin
                           HC Box 395
                           Pearce, AZ 85625

Common Stock               Kahn Brothers & Co., Inc.          270,900(3)       8.56%
                           555 Madison Avenue
                           New York, NY 10022

                                                              AMOUNT AND
                                                              NATURE OF
                                 NAME AND ADDRESS             BENEFICIAL    PERCENT OF
     TITLE OF CLASS             OF BENEFICIAL OWNER           OWNERSHIP       CLASS
-------------------------  ---------------------------------  ----------    ----------
Common Stock               Findim Inv., SA                    313,000(4)       9.89%
                           Gradinata Forghee 2
                           Massagno, Switzerland
                           011-41-91-568916

(1) Shares of Common Stock were acquired by the ESOP in the conversion of the bank from mutual to stock form and the formation of the Company. The Company's Compensation/Benefits Committee serves as the ESOP Committee and administers the ESOP. See "Proposal 1. Election of Directors - Meetings of the Board of Directors and Committees of the board of Directors - Compensation/Benefits Committee." CNA Trust, Costa Mesa, California has been appointed as the corporate trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. At December 31, 1997, 82,820 shares had been allocated under the ESOP. Unallocated shares and allocated shares for which no voting instructions are received will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

(2) Based upon information supplied to the Company by Mr. Austin on March 27, 1998.

(3)      Based upon information in a Schedule 13F filed in December, 1997.

(4) Based upon information provided to the Company by the shareholder on March 31, 1998.

                     PROPOSALS TO BE VOTED ON AT THE MEETING

                        PROPOSAL 1. ELECTION OF DIRECTORS

         The Board of Directors of the Company consists of eleven directors and is divided into three classes. Each of the eleven members of the Board of Directors of the Company also presently serve as directors of the Bank. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of Directors expiring each year. Directors serve until their successors are elected and qualified.

         The four nominees proposed for election at this Annual Meeting are P.W. Bachan, Edward K. Banks, Nicholas C. Biase and Louis Resetar, Jr.

         In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE

ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO THE NOMINEES AND CONTINUING DIRECTORS

         The following table sets forth, as of March 31, 1998, the names of the nominees and continuing directors of the Company; their ages; a brief description of their recent business experience, including present occupations and employment; certain directorships held by each; the year in which each became a director of the Bank; and the year in which their terms (or in the case of the nominees, their proposed terms) as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each and by all directors and executive officers as a group as of March 31, 1998.

                                                                                 SHARES OF
 NAME AND PRINCIPAL                                           EXPIRATION        COMMON STOCK
OCCUPATION AT PRESENT                            DIRECTOR     OF TERM AS        BENEFICIALLY            PERCENT OF
AND FOR PAST FIVE YEARS                 AGE      SINCE (1)    DIRECTOR          OWNED (2)                  CLASS
-----------------------                 ---      ---------    ----------        ------------            ----------
NOMINEES

P. W. Bachan
  Partner in the law firm of Bachan,     71      1954            2001           13,661(3)(4)                 *
  Skillicorn, Marinovich and Balian
  Watsonville, CA

Edward K. Banks (5)                      49      1993            2001            7,526(3)(4)                 *
  Chief Executive Officer of Pajaro
  Valley Insurance Agencies, Inc.
  Watsonville, CA

Nicholas C. Biase                        30      1997            2001            1,105(3)(4)(6)              *(6)
  Representative of Findim
  Investments, S.A.;
  President of Omabuild, Inc.,
  a real estate company, New York,
  New York

Louis Resetar, Jr.                       71      1961            2001           21,964(3)(4)                 *
  Retired; apple grower
  Resetar Farms
  Watsonville, CA

                                                                                 SHARES OF
 NAME AND PRINCIPAL                                           EXPIRATION        COMMON STOCK
OCCUPATION AT PRESENT                            DIRECTOR     OF TERM AS        BENEFICIALLY            PERCENT OF
AND FOR PAST FIVE YEARS                 AGE      SINCE (1)    DIRECTOR          OWNED (2)                  CLASS
-----------------------                 ---      ---------    ----------        ------------            ----------
CONTINUING DIRECTORS

Eugene R. Friend                         74      1969            2000           25,105(7)(8)(9)              *
  Chairman of the Board and
  Chief Executive Officer of the
  Company and the Bank;
  Retired insurance executive

Donald K. Henrichsen                     66      1970            2000           28,468(3)(4)                 *
  President of John's Shoe
  Store, Inc., a retail business
  in Watsonville, California,

McKenzie Moss                            67      1996            2000            3,105(3)(4)                 *
  Financial & Strategic
  Planning Consultant;
  University Instructor and
  Lecturer; Writer;
  Retired bank executive

Stephen G. Hoffmann(10)                  53      1997            1999            1,105(3)(4)                 *
  President/CEO of Canyon
  National Bank, in organization,
  Palm Springs, California;
  President and CEO of Palm
  Springs Savings Bank
  from 1988 until 1996;
  President of Hemet
  Federal Savings Bank
  from September 1, 1996 to
  February, 1997.

Steven Franich                           51     1989             1999           30,964(3)(4)                 *
  President of Marty Franich
  Auto Dealerships, Watsonville,
  California

Gary L. Manfre                           44     1993             1999           24,650(3)(4)                 *
  President of Watsonville
  Coast Produce, Inc.,
  Watsonville, California

                                                                                SHARES OF
 NAME AND PRINCIPAL                                           EXPIRATION       COMMON STOCK
OCCUPATION AT PRESENT                            DIRECTOR     OF TERM AS       BENEFICIALLY            PERCENT OF
AND FOR PAST FIVE YEARS                 AGE      SINCE (1)    DIRECTOR         OWNED (2)                  CLASS
-----------------------                 ---      ---------    ----------       ------------            ----------
Marshall G. Delk(11)                     43      1998            1999           63,780(7)(8)(9)           2.01%
  President and Chief
  Operating Officer of the
  Company and the Bank;

Stock Ownership of all
  Directors and Executive
  Officers as a Group (17 persons)                                             315,802(12)                9.97%


----------
*Represents less than 1.0% of the Company's voting securities.

(1)      Includes years of service as a director of the Bank.

(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted).

(3)      Includes 1,658, 1,658, 3,317, 1,658, 3,317, 3,317,1,105, 1,105 and
         1,105 shares awarded to Messrs. Franich, Manfre, Bachan, Banks, Resetar, Henrichsen, Moss, Biase and Hoffmann respectively, pursuant to the Bank's Recognition and Retention Plan for Outside Directors ("RRP") that have not vested. Awards under the RRP to Messrs. Franich, Manfre, Bachan, Banks, Resetar and Henrichsen began vesting in five equal annual installments on August 24, 1996, the first anniversary of the effective date of the grant. Awards to Messrs. Moss, Biase and Hoffmann will begin vesting on March 13, 1999, the first anniversary of the effective date of the grant.

(4)      Does not include 7,801, 7,801, 5,900, 7,801, 5,900, 5,900, 1,966, 1,966
         and 1,966 shares subject to options awarded to Messrs. Franich, Manfre, Bachan, Banks, Resetar, Henrichsen, Moss, Biase and Hoffmann, respectively, pursuant to the Monterey Bay Bancorp, Inc. 1995 Stock Option Plan for Outside Directors ("Directors' Option Plan") that have not vested. Options granted to Messrs. Franich, Manfre, Bachan, Banks, Resetar and Henrichsen began vesting in five equal annual installments on August 24, 1996, the first anniversary of the effective date of the grant. Options granted to Messrs. Moss, Biase and Hoffmann will begin vesting on March 13, 1999, the first anniversary of the effective date of the grant.

(5)      Mr. Banks is the son-in-law of Mr. Friend.

(6) Findim Investments, S.A. is the beneficial owner of 313,000 shares of Company Common Stock of which Mr. Biase disclaims beneficial ownership.

(7) Includes 3,317 and 17,250 shares awarded to Messrs. Friend and Delk, respectively, pursuant to the Monterey Bay Bank Performance Equity Program for Officers and Employees ("Performance Equity Program") that have not vested. Base awards under the Performance Equity Program began vesting in five equal annual installments, on August 24, 1996, the first anniversary of the effective date of the grant. Performance and high performance awards under the Performance Equity Program began vesting in five equal annual installments on August 24, 1996, the first anniversary of the effective date of the grant; however, such vesting is subject to the attainment of certain performance goals, and if such goals are not met, the shares which would have vested will lapse and be returned to the Plan Share Reserve. See Footnote 3 to the "Summary Compensation Table."

(8) Does not include 6,900 and 34,500 shares subject to options awarded to Messrs. Friend and Delk, respectively, pursuant to the Monterey Bay Bancorp, Inc. 1995 Incentive Stock Option Plan ("Incentive Option Plan") that have not vested. Awards began vesting in five equal annual installments on August 24, 1996, the first anniversary of the effective date of the grant.

(9) Includes 2,871 and 5,351 shares allocated to Messrs. Friend and Delk, respectively, pursuant to the Bank's ESOP as of December 31, 1997.

(10) Mr. Hoffmann was elected by the Board of Directors on November 1, 1997 to complete the term of retiring director William J. Meidl.

(11) Mr. Delk was elected by the Board of Directors to a newly created directorship on February 19, 1998.

(12) Includes 18,240 shares awarded to directors under the RRP that have not vested and 47,567 shares awarded to executive officers under the Performance Equity Program that have not vested. Does not include 47,001 shares subject to options awarded to directors under the Directors Option Plan that have not vested or 103,928 shares subject to options awarded to executive officers under the Incentive Option Plan that have not vested. Also includes 24,255 shares awarded to executive officers pursuant to the ESOP.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors meets monthly and may have additional meetings as needed. During fiscal 1997, the Company's Board of Directors held 21 meetings. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during fiscal 1997. The Boards of Directors of the Company and the Bank maintain committees, the nature and composition of which are described below:

         AUDIT COMMITTEE. The Audit Committee of the Company consists of Messrs. Bachan (Chairman), Resetar, Franich and Henrichsen, all of whom are outside directors. This committee meets as called by the Committee Chairman and met twice in fiscal year 1997. The purpose of this committee is to provide assurance that financial disclosures made by management portray the financial condition and results of operations. The committee also maintains a liaison with the outside auditors and reviews the adequacy of internal controls. The Audit Committee of the Bank met 13 times in fiscal 1997.

         NOMINATING COMMITTEE. The Company's Nominating Committee for the 1998 Annual Meeting consists of Messrs. Franich (Chairman) Henrichsen and Moss. The committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of stockholders. The Company's Certificate of Incorporation and Bylaws also provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Securities Exchange Act of 1934. The Nominating Committee met on February 19, 1998.

         COMPENSATION/BENEFITS COMMITTEE. The Compensation/Benefits Committee of the Bank consists of Messrs. Henrichsen (Chairman), Banks, Manfre and Hoffmann. The

Compensation/Benefits Committee also serves as the ESOP Committee. This committee meets to establish compensation for the Chief Executive Officer, approves the compensation of senior officers and various compensation and benefits to be paid to employees and to review the incentive compensation programs when necessary. See "Executive Compensation - Compensation Committee Report on Executive Compensation." The Compensation/Benefits Committee met 4 times in fiscal 1997.

DIRECTORS' COMPENSATION

         DIRECTORS' FEES. Directors of the Company who are not also employees of the Company receive a retainer of $200 per month for serving on the Company's Board of Directors. In 1997, the monthly retainer for service on the Board of Directors of the Bank by directors who are not also employees of the Bank was $1,500. All members of the Board of Directors of the Bank are also members of the Board of Directors of Portola Investment Corporation, a wholly-owned subsidiary of the Bank ("Portola"), and directors of Portola who are not also employees of the Bank receive a monthly retainer fee of $200. No committee meeting fees are paid.

         DIRECTORS' OPTION PLAN. The Company maintains the Directors' Option Plan for all directors who are not also employees of the Company or the Bank. Under the Directors' Option Plan, each outside director is granted options to purchase shares of Common Stock based upon his years of service. Each outside director who had less than twenty years of service on August 24, 1995, the effective date of the Directors' Option Plan, received 13,001 options and each outside director who had twenty years or more of service on such date received 9,835 options. The options had an exercise price of $11.37 per share, which was the fair market value of the shares on the date of grant. To the extent options for shares are available for grant under the Directors' Option Plan, each subsequently elected and qualified outside director will be granted non-statutory stock options to purchase a number of shares of Common Stock equal to 9,835 shares or options to purchase such lesser number of shares as remain in the Directors' Option Plan. If options for sufficient shares are not available to fulfill the grant of options to outside directors and thereafter options become available such persons shall receive options to purchase an amount of shares of Common Stock, determined by dividing pro rata among such persons the number of options available. The exercise price of each option granted to subsequent directors will be equal to the fair market value of the Common Stock on the date of the grant. Pursuant to the foregoing provisions of the Directors Option Plan, three outside directors elected subsequent to the effective date of the plan were each granted 1,966 options on March 13, 1998. The options had an exercise price of $20.75 per share, which was the fair market value on the date of grant. All options granted under the Directors' Option Plan begin vesting in five equal annual installments on the first anniversary of the date of the grant, provided, however, that in the event of death or disability of the participant or, to the extent not prohibited by the OTS, upon a change in control of the Company or the Bank, all options previously granted would automatically become exercisable. In the event that a director terminates service with the Company and the Bank before his or her options have fully vested, the director's unvested options are forfeited.

         RECOGNITION AND RETENTION PLAN FOR OUTSIDE DIRECTORS. The Company maintains the Recognition and Retention Plan ("RRP") which grants awards to all directors who are not also employees of the Company or the Bank. Under the RRP, each outside director who had less than 20 years of service on August 24, 1995, the effective date of the RRP, was awarded 2,764 shares of Common Stock and each outside Director who had 20 years or more of service on such date was awarded 5,529 shares of Common Stock. To the extent shares in the Plan Share Reserve are available for grants under the RRP, each subsequently elected and qualified outside director will be granted an award equal to 2,764 shares of Common Stock. If sufficient shares are not available to fulfill the grant of awards to outside directors and thereafter shares become available, such persons shall receive an amount of shares of Common Stock determined by dividing pro rata among such persons the number of shares available. Pursuant to the foregoing provisions of the RRP, three outside directors elected subsequent to the effective date of the RRP were each granted 1,105 shares on March 13, 1998. Awards to directors begin vesting in five equal annual installments on the first anniversary of the effective date of the award. Awards will be 100% vested upon termination of service as a director due to death or disability of the director or, to the extent not prohibited by the OTS, upon a change in control of the Company or the Bank. In the event that a director terminates service with the Company or the Bank before his or her Awards have been fully vested, the director's non-vested awards will be forfeited.

         DIRECTORS' RETIREMENT PLAN. The Bank maintains the Directors' Retirement Plan for certain qualified directors. Pursuant to the Directors' Retirement Plan, each director who has served on the Bank's Board of Directors for a minimum of three consecutive terms of three years each, and has served continuously as a director until his or her normal retirement age or disability, is entitled to receive a quarterly payment equal to the amount of the quarterly retainer fee in effect at his or her date of retirement or disability for a period of 10 years. The Directors' Retirement Plan provides that payments will be accelerated upon the death of the Participant.

EXECUTIVE COMPENSATION

         THE REPORT OF THE COMPENSATION COMMITTEE AND THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

         COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Under rules established by the Securities and Exchange Commission ("SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation/Benefits Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

         GENERAL. The Compensation/Benefits Committee of the Board of Directors is responsible for establishing the compensation levels and benefits for executive officers of the Bank who also serve as executive officers of the Company and for reviewing recommendations of management for compensation and benefits for other officers and employees of the Bank. The Company does not pay any cash compensation to the executive officers of the Company for serving as such. The Compensation/Benefits Committee consists of Messrs. Henrichsen, Banks, Manfre and Hoffmann, who are outside directors.

         COMPENSATION POLICIES. The Compensation/Benefits Committee has the following goals for compensation programs impacting the executive officers of the Company and the Bank.

         o to provide motivation for the executive officers to enhance shareholder value by linking their compensation to the value of the Company's stock;

         o to retain the executive officers who have led the Company to high performance levels and allow the Bank to attract high quality executive officers in the future by providing total compensation opportunities which are consistent with competitive norms of the industry and the Company's level of performance; and

         o to maintain reasonable "fixed" compensation costs by targeting base salaries at a competitive average.

In addition, in order to align the interests and performance of its executive officers with the long term interests of its stockholders, the Company and the Bank have adopted plans which reward the executives for delivering long term value to the Company and the Bank.

         The executive compensation package available to executive officers is composed of the following components:

         o        Base Salary; and
         o Long Term Incentive Compensation, Including Stock Options and Stock Awards.

Mr. Delk has employment agreements with the Company and the Bank which specify a minimum base salary and require periodic review of such salary. In addition, executive officers participate in other benefit plans available to all employees including the Employee Stock Ownership Plan and the 401 (k) Plan.

         BASE SALARY. In determining salary levels, the Compensation/Benefits Committee considers the entire compensation package, including the equity compensation to be provided under the Company's stock plans, of the executive officers. The Compensation/Benefits Committee meets in the first quarter of each year to determine the level of any salary increase to take effect immediately after such determination is made. The Compensation/Benefits Committee determines the level of salary increase after reviewing the qualifications and experience of the executive officers of the Bank, the compensation paid to persons having similar duties and responsibilities at other institutions, and the size of the Bank and the complexity of its operations.

         Although the Compensation/Benefits Committee's policy in regard to base salary is subjective and no specific formula is used for decision making, the Compensation/Benefits Committee considered the overall performance of the Company, including the fact that the Company posted earnings, and the performance of the individual executive officer.

         BONUS AWARDS. Although the Bank has paid bonuses to executive officers in prior years, it is the current policy of the Compensation/Benefits Committee that bonuses will not constitute part of the compensation package of the executive officers.

         INCENTIVE COMPENSATION. The Company and the Bank have adopted the Incentive Option Plan and the Performance Equity Program, respectively, under which executive officers may receive grants and awards. The Compensation/Benefits Committee believes that stock ownership is a significant incentive in building stockholders' wealth and aligning the interests of employees and stockholders. Stock options and stock awards under such plans were allocated based upon regulatory practices and policies, the practices of other recently converted institutions as verified by external surveys and based upon the executive officers' level of responsibility and contributions to the Company and the Bank. Certain performance awards under the Performance Equity Program were made during the year which lapsed because certain performance goals were not met. All grants and awards have vesting periods of 20% per year beginning one year after the effective date of the award. See "Summary Compensation Table."

         COMPENSATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF OPERATING OFFICER. After taking into consideration the factors discussed above including the entire compensation package, qualifications and experience, size of the Bank and complexity of its operations, the Compensation Committee determined to increase Mr. Friend's base salary to $64,444, and determined to increase Mr. Delk's base salary to $101,200 for fiscal 1997. As discussed above, no bonuses were paid in 1997. Messrs. Friend and Delk received stock options and stock awards under the same policies discussed in "Incentive Compensation" above. Such grants are listed in the "Summary Compensation Table." In making its determinations, the Compensation Committee also considered the outstanding grants and awards to Messrs. Friend and Delk as well as the appreciation of such awards.

                         COMPENSATION/BENEFITS COMMITTEE
                              Donald K. Henrichsen
                                 Edward K. Banks
                                 Gary L. Manfre
                               Stephen G. Hoffmann

         STOCK PERFORMANCE GRAPH. The following graph shows a comparison of cumulative total shareholder return on the Company's Common Stock, based on the market price of the Common Stock with the cumulative total return of companies in the Nasdaq National Market and Nasdaq Bank Stocks for the period beginning on February 15, 1995, the day the Company's Common Stock began trading, through December 31, 1997. The graph was derived from a limited period of time and reflects the market's reaction to the initial public offering of the Common Stock, and, as a result, may not be indicative of possible future performance of the Company's Common Stock. The data was supplied by the Center for Research in Security Prices ("CRSP") of the University of Chicago Graduate School of Business.

                     COMPARISON OF CUMULATIVE TOTAL RETURNS

                           Monterey Bay Bancorp, Inc.
                      February 15, 1995 - December 31, 1997


                  [GRAPH APPEARS HERE--SEE PLOT POINTS BELOW]


--------------------------------------------------------------------------------
                                    Summary

                          2/15/95    6/30/95    12/29/95    6/28/96    12/31/96    6/30/97    12/31/97
                          -------    -------    --------    -------    --------    -------    --------
Monterey Bay Bancorp      100.000    116.901     130.986    133.803     166.869    191.535      222.3
CRSP Nasdaq Market Index  100.000    117.568     133.330    150.951     163.990    183.542      201.3
CRSP Nasdaq Bank Stocks   100.000    112.873     139.072    147.005     183.860    229.629      307.3

Notes:
  A. The lines represent semi-annual index levels derived from compounded daily returns that include all dividends.
  B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
  C. If the semi-annual interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
  D. The index for all series was set to $100.00 on 2/15/95.
--------------------------------------------------------------------------------

     Summary Compensation Table. The following table shows, for the years ended December 31, 1997, 1996 and 1995, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the chief executive officer and the most highly compensated executive officer of the Company and the Bank in fiscal year 1997 ("Named Executive Officer"). No other executive officer of the Company and the Bank received salary and other annual compensation in excess of $100,000 in fiscal year 1997. The Company does not pay any cash compensation.

                                                                                       Long-Term Compensation
                                                                       ---------------------------------------------------------
                                     Annual Compensation(1)                        Awards                Payouts
--------------------------------------------------------------------------------------------------------------------------------
                                                            Other         Restricted     Securities
                                                            Annual          Stock        Underlying       LTIP       All Other
Name and Principal                                       Compensation       Awards        Options        Payouts   Compensation
Positions              Year    Salary($)   Bonus ($)         $(2)           ($)(3)         (#)(4)        (#)(5)       ($)(6)
--------------------------------------------------------------------------------------------------------------------------------
Eugene R. Friend       1997    $ 64,444      $  -            $  -          $   -              -            -         $20,845
  Chief Executive      1996      63,000         -               -              -              -            -          13,777
  Officer              1995      61,960         -               -            62,865         11,500         -          10,091

Marshall G. Delk       1997    $101,200       $ -            $  -          $   -              -            -         $40,268
  President and        1996      99,330         -               -              -              -            -          28,143
  Chief Operating      1995      94,823         -               -           326,888         57,500         -          20,555(7)
  Officer
--------------------------------------------------------------------------------------------------------------------------------

----------
(1) Under Annual Compensation, the column titled "Salary" includes amounts deferred by the named executive officer pursuant to the Bank's 401(k) Plan pursuant to which employees may defer up to 15% of their compensation, up to the maximum limits under the Internal Revenue Code of 1986 as amended.
(2) For fiscal years ending in 1997, 1996 and 1995, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(3) Pursuant to the Performance Equity Program, Messrs. Friend and Delk were awarded an aggregate of 5,529 and 28,750 shares of common stock, respectively, which had a market value of $11.37 per share on the date of grant, August 24, 1995. Base awards to Messrs. Friend and Delk began vesting in five equal annual installments on August 24, 1996, the first anniversary date of the effective date of the award. Similarly, the vesting of performance and high performance awards to Mr. Delk began to vest in five equal annual installments on August 24, 1996; however, such vesting is subject to the attainment of certain performance goals, some of which were not met during fiscal year 1995, resulting in the lapse of 2,012 shares, and some of which were not met in fiscal year 1996, resulting in the lapse of 671 shares. When shares become vested and are distributed, the recipient will also receive an amount equal to accumulated dividends (if any). All awards vest immediately upon termination of employment due to death or disability or, to the extent not prohibited by the OTS, upon the occurrence of a change in control. As of December 31, 1997, the market value of the remaining shares held by Messrs. Friend and Delk was $64,682 and $336,375, respectively.
(4) Includes options awarded under the Incentive Option Plan. Options granted to Messrs. Friend and Delk began vesting in five equal annual installments on August 24, 1996, the first anniversary date of the effective date of the award. To the extent not already exercisable, the options become exercisable upon death or disability or, to the extent not prohibited by the OTS, upon the occurrence of a change in control.
(5) For 1997, 1996 and 1995, the Bank had no long-term incentive plans, for the named executive officers accordingly, there were no payouts or awards under any long-term incentive plan.
(6) Pursuant to the ESOP, Messrs. Friend and Delk were allocated 1,069 and
    2,065 shares of Common Stock, respectively, as of December 31, 1997. Dollar amounts reflect market value of $19.50 as of December 31, 1997, the date of allocation.
(7) Also includes $4,536 contributed by the Bank pursuant to the Monterey Bay Bank 401(k) Plan.

          Employment Agreements. The Bank and the Company have entered into employment agreements with Mr. Delk (the "Executive"). These employment agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends, to a significant degree, on Mr. Delk's skills and competence.

          The Bank's and the Company's employment agreements (collectively, the "Employment Agreements") are substantially similar. The Employment Agreements provide for two year terms. The Company's employment agreement provides for automatic daily extensions such that the remaining term of the agreement shall be two years after notice of non-renewal is provided by either the Board of Directors or the Executive. The Bank's employment agreement provides that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may extend the agreement for an additional year so that the remaining term shall be two years, unless notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of the Executive. The Employment Agreements provide that the Executive's base salary will be reviewed annually. In this regard, for fiscal 1998, the base salary of Mr. Delk is $107,462. In addition to base salary, the employment agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel.

          The Employment Agreements provide for termination of the Executive by the Bank or the Company for cause as defined in the Employment Agreements at any time. In the event the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from the Bank and the Company upon (i) failure to re-elect the Executive to his current offices, (ii) a material change in the Executive's functions, duties or responsibilities, (iii) a relocation of the Executive's principal place of employment by more than fifty miles, (iv) liquidation or dissolution of the Bank or the Company, or (v) a breach of the Employment Agreement by the Bank or the Company, the Executive or, in the event of death, his beneficiary would be entitled to severance pay in an amount equal to the remaining salary payments under the

Employment Agreement, including base salary, bonuses, other payments and health benefits due under the remaining term of the Employment Agreement to the Executive.

          Under the Company's agreement, if termination, voluntary or involuntary, follows a change in control of the Bank or the Company, as defined in the Employment Agreement, the Executive or, in the event of death, his beneficiary, would be entitled to a severance payment equal to the greater of
(i) the payments due for the remaining term of the agreement or (ii) three times the average of the three preceding years' annual compensation, including bonuses and any other cash compensation paid or to be paid to the Executive during such years, and the amount of any contributions made or to be made to any employee benefit plan. In addition, the Bank and the Company would continue the Executive's life, health, and disability coverage for thirty-six months. The Bank's agreement has a similar change in control provision, however, the Executive would only be entitled to receive a severance payment under one agreement. Payments to the Executive under the Bank's employment agreement are guaranteed by the Company in the event that payments or benefits are not paid by the Bank. In the event of a change in control based upon the past three fiscal years' salary and bonus, Mr. Delk would receive approximately $299,889 in severance payments in addition to other cash and non-cash benefits provided for under the Employment Agreements.

INCENTIVE STOCK OPTION PLAN

          The Company maintains the Incentive Stock Option Plan, which provides discretionary awards to officers and key employees as determined by a committee of disinterested directors who administer the plan. No options or stock appreciation rights were granted to the Named Executive Officer during the year ended December 31, 1997.

          The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officers as of December 31, 1997. Also reported are the value for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock. 27,600 options were exercisable by the Named Executive Officers in fiscal 1997.

                       FISCAL YEAR END OPTION/SAR VALUES

                    Securities Underlying Number    Value of Unexercised In-the-
                    of Unexercised Options/SARs         Money Options/SARs at
                       at Fiscal Year End (#)           Fiscal Year End ($)(1)
                    ----------------------------    ----------------------------
                    Exercisable   Unexercisable      Exercisable   Unexercisable
                    -----------   -------------      -----------   -------------
Eugene R. Friend...    4,600           6,900           $ 37,398       $ 56,097
Marshall G. Delk...   23,000          34,500            186,990        280,485

(1) Market value of underlying securities at fiscal year end ($19.50) minus the exercise or base price ($11.37) per share. Options vest at an annual rate of 20% of the original amount granted and began vesting on August 24, 1996.

     SALARY CONTINUATION PLAN. The Bank maintains a salary continuation plan for the benefit of certain officers of the Bank (the "Salary Continuation Plan"). Officers participating in the Salary Continuation Plan are entitled to receive a monthly payment (determined by the Board of Directors) for a period of 10 years upon retirement. Participating officers must be employed by the Bank through the age specified in individual plans to receive plan benefits. The Salary Continuation Plan provides that payments will be accelerated upon the death of a Participant.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

     All loans outstanding by the Bank to its directors and officers were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the Bank with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

                    PROPOSAL 2. RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

     The Company's independent auditors for the fiscal year ended December 31, 1997 were Deloitte & Touche LLP. The Company's Board of Directors has reappointed Deloitte & Touche LLP to continue as independent auditors for the Bank and the Company for the fiscal year ending December 31, 1998, subject to ratification of such appointment by the stockholders.

     Representatives of Deloitte & Touche LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

     Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted FOR ratification of the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending December 31, 1998.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                             ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS

        To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 1999 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice to the Proxy Statement not later than December 14, 1998. Any such proposal will be subject to 17 C.F.R. 240.14a-8 of the Rules and Regulations under the Exchange Act.

        The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an Annual Meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting, provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by stockholder must include the stockholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the Annual Meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

        The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

        Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting.

                                           By Order of the Board of Directors

                                           /s/ Carlene F. Anderson
                                           ___________________________________
                                           Carlene F. Anderson
                                           Corporate Secretary

April 13, 1998

           YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
             WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
                REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE
                    ACCOMPANYING PROXY CARD IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

REVOCABLE PROXY

                           MONTEREY BAY BANCORP, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                                  May 21, 1998
                            11:00 a.m. Pacific Time

     The undersigned hereby appoints the Board of Directors of Monterey Bay Bancorp, Inc. (the "Company") to act as proxy for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on May 21, 1998, at 11:00 a.m. Pacific Time, at the Watsonville Women's Club located at 12 Brennan Street, Watsonville, California, and at any and all adjournments thereof, as set forth on the reverse side.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF MONTEREY BAY BANCORP, INC.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS PRESENTED.


       (Continued, and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------

       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF MONTEREY BAY BANCORP, INC.               Please mark  [X]
                                                                                                    your votes as
                                                                                                    indicated in
                                                                                                    this example


                                                              VOTE
1.  The election as directors of all nominees listed   FOR  WITHHELD    2.  The ratification of the     FOR    AGAINST   ABSTAIN
    (except as marked to the contrary below).          [ ]    [ ]           appointment of Deloitte &   [ ]      [ ]       [ ]
                                                                            Touche LLP as independent
                                                                            auditors of Monterey Bay
                                                                            Bancorp, Inc. for the fiscal
                                                                            year ending December 31, 1998.

P.W. Bachan, Edward K. Banks, Nicholas C. Biase and Louis Resetar, Jr.

INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the line provided below:

____________________________________________________________________

                                                                                     This proxy is revocable and will be voted as
                                                                                directed, but if no instructions are specified,
                                                                                this proxy will be voted FOR each of the proposals
                                                                                listed. If any other business is presented at the
                                                                                Annual Meeting, including whether or not to adjourn
                                                                                the meeting, this proxy will be voted by the Board
                                                                                of Directors in their best judgment. At the present
                                                                                time, the Board of Directors knows of no other
                                                                                business to be presented at the Annual Meeting.

                                                                      -----          The undersigned acknowledges receipt from the
                                                                           |    Company prior to the execution of this proxy of a
                                                                           |    Notice of Annual Meeting of Shareholders and of a
                                                                                Proxy Statement dated April 13, 1998 and of the
                                                                                Annual Report to Shareholders.

                                                                                     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS
                                                                                PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID
                                                                                ENVELOPE.




       Signature(s)_________________________________________________________________________   Dated:______________________________
       NOTE: Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.